Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Jensen Portfolio, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Jensen Portfolio, Inc. for the year ended May 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Jensen Portfolio, Inc. for the stated period.

/s/ Gary Hibler
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Gary Hibler
President
The Jensen Portfolio, Inc.

Dated: 8/5/03
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A signed original of this written statement required by Section 906 has been provided to The Jensen Portfolio, Inc. and will be retained by The Jensen Portfolio, Inc. and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Jensen Portfolio, Inc. for purposes of the Securities Exchange Act of 1934.